EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 8

Dated as of July 3, 2008

to

CREDIT AGREEMENT

Dated as of June 7, 2005

THIS AMENDMENT NO. 8 (“Amendment”) is made as of July 3, 2008 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments and waivers with respect to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments and waivers on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Section 2.5.3 of the Credit Agreement is amended to (i) delete the reference to “$300,000,000” therein and to substitute “$335,000,000” in lieu thereof and (ii) delete the reference to “$70,000,000” therein and to substitute “$105,000,000” in lieu thereof.

(b) Section 6.1.1(c) of the Credit Agreement is amended and restated in its entirety to read “(c) [intentionally omitted].” The Lenders party hereto waive any previous non-compliance with Section 6.1.1(c) of the Credit Agreement.

(c) The Pricing Schedule is amended to restate the table with respect to the Applicable Margin set for therein in its entirety as follows:

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS
Eurodollar Rate	2.25%	2.50%	2.75%
Floating Rate	0.25%	0.50%	0.75%

(d) The Revolving Loan Commitments of certain of the Lenders are amended and increased and therefore, upon the effectiveness hereof, the Revolving Loan Commitments of all of the Lenders are amended as set forth in the schedule on Annex I hereto. The Borrower hereby agrees to compensate each Lender for any and all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

(e) Each of HSH Nordbank AG, London Branch, KeyBank National Association and Wachovia Bank, National Association (each a “New Lender” and, collectively, the “New Lenders”) is entering into this Amendment and the Credit Agreement as a new Lender thereunder. Upon the effectiveness hereof, each New Lender shall constitute a “Lender” for all purposes under the Loan Documents.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) in connection with the assignments and increases described in Section 1(c) above, the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure among the Lenders such that after giving effect to the reallocations of the Revolving Loan Commitments, each Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure is equal to such Lender’s Revolving Loan Pro Rata Share of the Aggregate Revolving Loan Commitments, (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders (including each of the Lenders increasing its Revolving Loan Commitment and each of the New Lenders) and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such other opinions, instruments and documents as are reasonably requested by the Agent and (iii) for the ratable account of each Lender with a Revolving Loan Commitment being increased, an upfront fee in an amount previously agreed upon by the Borrower and the Agent in respect of such Lender’s incremental portion of its increased Revolving Loan Commitment and (c) the Borrower shall have paid, to the extent invoiced, all expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & CEO

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ Anna C. Ruiz
Name:	Anna C. Ruiz
Title:	Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Tom Vessey
Name:	Tom Vessey
Title:	Senior Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF SCOTLAND plc, as a Co-Documentation Agent as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

HSH NORDBANK AG, LONDON BRANCH, as a Lender

By:	/s/ Cad Outmezguine
Name:	Cad Outmezguine
Title:	Senior Structurer

By:	/s/ Fiona Bryans
Name:	Fiona Bryans
Title:	V.P.

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CALIFORNIA BANK & TRUST, as a Co-Documentation Agent as a Lender

By:	/s/ Carmen Sanz
Name:	Carmen Sanz
Title:	Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

KEYBANK NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ John McCracken
Name:	John McCracken
Title:	Director

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

FIRST BANK, as a Lender

By:	/s/ Gilmore Hector
Name:	Gilmore Hector
Title:	Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Freeman
Name:	Matthew Freeman
Title:	SVP, Commercial Risk Manager

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

GUARANTY BANK, as a Lender

By:	/s/ Scott Brewer
Name:	Scott Brewer
Title:	Managing Director

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CITIBANK, N.A., as a Lender

By:	/s/ Dennis Jans
Name:	Dennis Jans
Title:	Senior Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK LEUMI USA, as a Lender

By:	/s/ Jacques Delvoye
Name:	Jacques Delvoye
Title:	FVP

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name:
Title:	Vice President

Signature Page to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 8 is dated as of July 3, 2008 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: July 3, 2008

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC. , as a Guarantor		MIDLAND FUNDING NCC-2 CORPORATION, as Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President & CEO	Title:	President

ASCENSION CAPITAL GROUP, INC., as a Guarantor		MIDLAND PORTFOLIO SERVICES, INC., as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	Vice President	Title:	President

MIDLAND INTERNATIONAL LLC, as a Guarantor		MIDLAND FUNDING LLC, as a Guarantor

By:	MIDLAND CREDIT MANAGEMENT, INC., its Sole	By:	/s/ J. Brandon Black
	Member	Name:	J. Brandon Black
		Title:	President
By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & CEO

MRC RECEIVABLES CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 8

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

ANNEX I

Revolving Loan Commitments

Lender	Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
JPMorgan Chase Bank, National Association	$48,200,000	14.3880597015%
Bank of America, N.A.	$48,200,000	14.3880597015%
Bank of Scotland plc	$35,000,000	10.4477611940%
HSH Nordbank AG	$35,000,000	10.4477611940%
California Bank & Trust	$30,000,000	8.9552238806%
KeyBank National Association	$30,000,000	8.9552238806%
First Bank	$26,100,000	7.7910447761%
Wachovia Bank, National Association	$25,000,000	7.4626865672%
Guaranty Bank	$20,000,000	5.9701492537%
Citibank, N.A.	$15,000,000	4.4776119403%
Bank Leumi USA	$15,000,000	4.4776119403%
Manufacturers Bank	$7,500,000	2.2388059701%
TOTAL	$335,000,000	100%